EQUITY	6 Months Ended
Jul. 01, 2022
Share Capital, Reserves And Other Equity Interest [Abstract]
EQUITY
EQUITY
Share Capital
As at 1 July 2022, the Company had issued and fully paid 456,789,240 Shares. Shares in issue have one voting right each and no restrictions related to dividends or return of capital. The share capital increased during the six months ended 1 July 2022 from the issue of 554,208 Shares, following the exercise of share-based payment awards.
Dividends
During the first six months of 2022, the Board declared a first half dividend of €0.56 per share, which was paid on 26 May 2022. No dividends were declared or paid in the first six months of 2021.
Non-controlling interests
Equity attributable to non-controlling interest was €192 million and €177 million as at 1 July 2022 and 31 December 2021, respectively, representing 29.4% of PT Coca-Cola Bottling Indonesia held by TCCC and 6.1% of Samoa Breweries Limited held by numerous investors.